UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   JULY 15, 2008
                                                   -------------

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)



            NEBRASKA                  001-31924               84-0748903
            --------                  ---------               ----------
  (State of other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



      121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA        68508
----------------------------------------------------------   ------------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (402) 458-2303
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 15, 2008, Matthew D. Hall, a named executive officer for purposes of compensation disclosures in the Company's most recent proxy statement filed with the Securities and Exchange Commission, agreed with the Company to exit his position as Chief Operating Officer of Nelnet Education Solutions, a division of Nelnet, Inc. Such mutual separation terminates his employment and is effective immediately. The Company has not appointed a successor at this time.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2008
                                      NELNET, INC.


                                      By:    /S/ TERRY J. HEIMES
                                             -----------------------------
                                             Name:  Terry J. Heimes
                                             Title: Chief Financial Officer